                            SECURITIES PURCHASE AGREEMENT

                                     BY AND AMONG


                               HORIZON PHARMACIES, INC.


                                         AND


                      THE SEVERAL PURCHASERS NAMED IN SCHEDULE I

                              DATED AS OF JUNE 15, 1998

                                  TABLE OF CONTENTS

                                                                                  Page
                                                                                  ----

ARTICLE I. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE II . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

     PURCHASE AND SALE OF SECURITIES . . . . . . . . . . . . . . . . . . . . .     2

ARTICLE III. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

     REPRESENTATIONS AND WARRANTIES OF THE COMPANY . . . . . . . . . . . . . . .   2

ARTICLE IV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

     REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. . . . . . . . . . . . . . . 4

ARTICLE V. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

     PURCHASERS' CONDITIONS TO CLOSING . . . . . . . . . . . . . . . . . . . . .   5

ARTICLE VI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

     COMPANY CONDITIONS TO CLOSING . . . . . . . . . . . . . . . . . . . . . . .   5

ARTICLE VII. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

     MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

SCHEDULES:

Schedule I   - Purchasers
Schedule II  - Financial Statements

ANNEXES:

Annex "A"  -   Warrant
Annex "B"  -   Registration Rights Agreement

                            SECURITIES PURCHASE AGREEMENT


     SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of June 15, 1998, by and among HORIZON Pharmacies, Inc., a Texas corporation (the "Company"), and the several purchasers named in the attached Schedule I (collectively, the "Purchasers").

                                 W I T N E S S E T H:

     WHEREAS, the Company wishes to sell and issue to the Purchasers for an aggregate purchase price of $7,000,000, 736,838 shares of Common Stock (as hereinafter defined) at a price of $9.50 per share, and 41,000 Warrants (as hereinafter defined) at a price of $.001 per share (collectively, the "Securities"); and

     WHEREAS, the Purchasers wish to purchase the Securities on the terms and subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

     For purposes hereof, the following terms shall have the meanings set forth below:

     1.01. "ARTICLES OF INCORPORATION" shall have the meaning given such term in Section 3.02.

     1.02.     "AUDITED BALANCE SHEET" shall have the meaning given such term in
     Section 3.05.

     1.03. "BEST KNOWLEDGE" OR "BEST OF ITS KNOWLEDGE" shall mean the due inquiry of the person making such statement of its officers, directors and appropriate employees and advisors who would reasonably be anticipated to have knowledge of such matter.

     1.04.     "CLOSING" shall have the meaning set forth in Section 2.02.

     1.05. "CLOSING DATE" shall be the date of the Closing, which will be held at such time or times as provided in Section 2.02.

     1.06.     "COMMISSION" shall mean the Securities and Exchange Commission.

     1.07. "COMMON STOCK" shall mean the common stock of the Company, par value $0.01 per share.

     1.08. "COMPANY" shall mean HORIZON Pharmacies, Inc., a Texas corporation.

     1.09. "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     1.10. "FINANCIAL STATEMENTS" shall have the meaning given such term in Section 3.05.

     1.11. "PERSON" shall mean an individual, corporation, trust, partnership, joint venture, unincorporated organization, government agency or any agency or political subdivision thereof, or other entity.

     1.12. "PURCHASERS" shall have the meaning given in the preamble to this Agreement.

     1.13.     "SEC REPORTS" shall have the meaning given such term in
Section 3.06.

     1.14. "SECURITIES" shall mean the Common Stock and Warrants to be purchased by the Purchasers.

     1.15. "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     1.16. "WARRANTS" shall mean warrants to purchase shares of the Common Stock on the terms set forth herein.

                                      ARTICLE II

                           PURCHASE AND SALE OF SECURITIES

     2.01. SALE OF SECURITIES. Subject to all of the terms and conditions herein stated, the Company agrees to sell, assign, transfer and deliver to the Purchasers and the Purchasers agree to purchase from the Company on the Closing Date, the Securities at an aggregate purchase price of $7,000,000.

     2.02. TERMS OF WARRANTS. Each Warrant shall entitle the Purchasers to purchase one share of Common Stock at a purchase price of $9.50 per share, upon terms and conditions substantially the same as those set forth in the Warrant attached hereto as Annex "A".

     2.03. CLOSING. The closing of the sale (the "Closing") referred to in Section 2.01 of this Agreement shall take place at 1:00 p.m. at the offices of Phillips McFall McCaffrey McVay & Murrah, P.C., 211 N. Robinson, 12th Floor, Oklahoma City, Oklahoma 73102, on June 15, 1998 (the "Closing Date"), or at such time or place as the parties hereto shall by written instrument designate.

     2.04. CLOSING DELIVERIES. At Closing, the Company shall issue and deliver to the Purchasers certificates in definitive form registered in the name of such Purchasers and representing the Common Stock and Warrants. As payment in full for the Securities, and against delivery of the certificates therefor as aforesaid, on the Closing Date each of the Purchasers shall: (i) deliver to the Company a check, payable to the order of HORIZON Pharmacies, Inc., in the amount set forth opposite the name of such Purchaser on Schedule I; (ii) transfer such sum to the account of the Company by wire transfer; or
(iii) deliver or transfer such sum to the Company by any combination of such methods of payments.

     2.05. BROKERS' FEE. The Company agrees to pay at Closing and out of the proceeds of the sale of the Securities hereunder, to any broker agreed upon by the parties, a brokers' fee of no more than $150,000.

     2.06. REGISTRATION RIGHTS. At the Closing, the Company and each Purchaser shall enter into a Registration Rights Agreement having substantially the terms set forth in Annex "B" attached hereto.

                                     ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchasers as follows:

     3.01. ORGANIZATION AND QUALIFICATION. The Company (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization; and (ii) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to be so qualified or to be in good standing would not have a material adverse effect on the Company's condition (financial or otherwise), earnings, operations, business or business prospects.

     3.02. AUTHORIZATION. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder, including but not limited to the execution and delivery by the Company of the Warrant and the Registration Rights Agreement and the issuance, sale and delivery of the Securities, have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation of the Company, as amended (the "Articles of Incorporation"), or the Bylaws of the Company, as amended, or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

     3.03. VALIDITY. This Agreement, the Warrant and the Registration Rights Agreement have been duly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting enforcement of creditors' rights generally and by general principles of equity.

     3.04. AUTHORIZED CAPITAL STOCK. The authorized capital stock of the Company consists of: (i) 14,000,000 shares of Common Stock, $.01 par value, of which 4,517,387 shares were outstanding at June 1, 1998; and (ii) 1,000,000 shares of Preferred Stock, none of which were outstanding immediately prior to Closing. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Articles of Incorporation and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. Upon receipt of payment for the Securities, such Securities will be validly issued, fully paid and nonassessable and shall not be subject to any preemptive rights.

     3.05. FINANCIAL STATEMENTS. The Company has furnished to the Purchasers the audited consolidated balance sheet (the "Audited Balance Sheet") of the Company as of December 31, 1997 and the related audited consolidated statements of income, shareholders' equity and cash flows of the Company for the years ended December 31, 1996 and 1997, and the unaudited consolidated balance sheet of the Company as of March 31, 1998 and the related unaudited consolidated statements of income, shareholders' equity and cash flows of the Company for the three months ended March 31, 1998 (collectively, the "Financial Statements"). All such Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied (except that such unaudited financial statements do not contain all of the required footnotes) and fairly present the financial position of the Company as of December 31, 1996 and 1997, respectively, and the results of the Company's operations and cash flows for the years ended December 31, 1996 and 1997 and the three months ended March 31, 1998, respectively.

     3.06. NO MATERIAL MISREPRESENTATIONS. The Company has filed all reports (the "SEC Reports") required to be filed under the Exchange Act, and the SEC Reports, as of their respective dates, contained no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. None of the written statements, documents or certificates delivered to the Purchasers in connection with the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact which the Company has not disclosed to the Purchasers of which the Company is aware which materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, property or affairs of the Company. Except as disclosed on the Company's quarterly report on Form 10-QSB for the period ended March 31, 1998, there have been no material developments with the Company since December 31, 1997.

     3.07. RECORD DATE. Since April 7, 1998, the record date for the Company's annual meeting of shareholders, the Company has not established any record date for a dividend or other corporate action, and the Company will not establish such a record date as of a date prior to the date each Purchaser becomes a record holder of the Securities.

     3.08. FIRPTA. Collectively, the Company and its subsidiary are not a "United States real property holding corporation" within the meaning of
Section 897(c)(2) of the Internal Revenue Code of 1986, as amended.

     3.09. NO RESTRICTIONS. There are no restrictions in the Company's Articles of Incorporation or Bylaws, nor any contractual restrictions or other legal restrictions that would adversely affect any Purchaser in any manner different from any other security holder of the Company which owns less than 15% of the total number of shares of Common Stock outstanding.

                                      ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     4.01. SUITABILITY. Each Purchaser represents and warrants to the Company that:

          (a) it is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Securities or an investment company as defined in the Investment Company Act of 1940, as applicable;

          (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of an investment in the Securities and it is able financially to bear the risks thereof;

          (c) it has had access to the SEC Reports and has been provided an opportunity to discuss the Company's business, management and financial affairs with the Company's management;

          (d) the Securities being issued to it are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof in violation of the Securities Act; and

          (e) it understands that (i) the Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to
     Section 4(2) thereof or Rule 505 or 506 promulgated under the Securities Act; (ii) the Securities must be held a minimum of one year unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) the Securities will bear a legend to such effect; and (iv) the Company will make a notation on its transfer books to such effect.

                                      ARTICLE V

                          PURCHASERS' CONDITIONS TO CLOSING

     The obligation of each Purchaser to purchase the Securities under
Article II is, at its option, subject to the satisfaction, on or before the Closing Date of the following conditions:

     5.01. DOCUMENTS AND PROCEEDINGS. All documents and instruments to be delivered by the Company and all corporate and other proceedings in connection with this transaction shall have been so delivered and performed and shall be reasonably satisfactory to the Purchasers and their legal counsel.

     5.02. REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties contained in Article III shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

     5.03. PERFORMANCE. The Company shall have performed and complied with all agreements contained herein required to be performed or complied with by it prior to or at the Closing Date.

     5.04. SIMULTANEOUS TRANSACTIONS. The obligations of each of the Purchasers hereunder are subject to all of the transactions contemplated hereby closing simultaneously.

                                      ARTICLE VI

                            COMPANY CONDITIONS TO CLOSING

     The obligations of the Company to consummate the Closing hereunder and sell the Securities shall be subject to the satisfaction at or before the Closing of the following conditions:

     6.01. DOCUMENTS AND PROCEEDINGS. All documents and instruments to be delivered by the Purchasers and all corporate and other proceedings in connection with this transaction shall have been so delivered and performed and shall be reasonably satisfactory to the Company and its legal counsel.

     6.02. PERFORMANCE OF AGREEMENT. The Purchasers shall have performed and complied with all agreements contained herein required to be performed or complied with by them prior to or at the Closing Date.

     6.03. REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties of the Purchasers contained in Article IV of this Agreement shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

                                     ARTICLE VII

                                    MISCELLANEOUS

     7.01. EXPENSES. Except as provided in Section 2.05(d), each party hereto will pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated.

     7.02. SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein or in any instrument delivered to the Purchasers pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement, the issuance, sale and delivery of the Securities, and all statements contained in any instrument delivered by the Company hereunder or thereunder or in connection herewith or therewith shall be deemed to constitute representations and warranties made by the Company.

     7.03. PARTIES IN INTEREST. All representations, covenants and agreements contained in this Agreement by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, all representations, covenants and agreements benefiting the Purchasers shall inure to the benefit of any and all subsequent holders from time to time of the Securities.

     7.04. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

          (a) if to the Company, at 275 West Princeton Drive, Princeton, Texas 75407, Attention: Ricky D. McCord, President, with a copy to B. Kay Carel, Esq., Phillips McFall McCaffrey McVay & Murrah, P.C., 211 North Robinson, 12th Floor, Oklahoma City, Oklahoma 73102; and

          (b) if to the Purchasers, c/o White Rock Capital, Inc., at 3131 Turtle Creek Blvd., Suite 800, Dallas, Texas 75219;

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

     7.05. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     7.06. ENTIRE AGREEMENT. This Agreement, including the Schedules hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Schedules are hereby incorporated herein by reference.

     7.07. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.08. AMENDMENTS. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company.

     7.09. SEVERABILITY. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

     7.10. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

     IN WITNESS WHEREOF, the Company and each of the Purchasers have executed this Agreement as of the day and year first above written.

COMPANY:                      HORIZON PHARMACIES, INC.
                              a Texas corporation


                              By:
                                 -----------------------------------------
                                   Ricky D. McCord, President

PURCHASERS:                   QUANTUM PARTNERS LDC


                              By:
                                 -----------------------------------------

                              COLLINS CAPITAL DIVERSIFIED FUND, L.P.



                              By:
                                 -----------------------------------------

                              WHITE ROCK CAPITAL PARTNERS, L.P.


                              By:
                                 -----------------------------------------


                              WHITE ROCK CAPITAL OFFSHORE, LTD.


                              By:
                                 -----------------------------------------


                              LEGION STRATEGIES LIMITED


                              By:
                                 -----------------------------------------


                              CAXTON INTERNATIONAL LIMITED


                              By:
                                 -----------------------------------------


                              WHITE ROCK CAPITAL MANAGEMENT, L.P.


                              By:
                                 -----------------------------------------

                                  SCHEDULE I

                                  PURCHASERS

                                NUMBER OF       NUMBER OF       AGGREGATE
     PURCHASER                   SHARES         WARRANTS      PURCHASE PRICE
     ---------                   ------         --------      --------------
Quantum Partners LDC             206,300         11,500       $1,959,860

White Rock Capital
  Partners, L.P.                 117,900          6,600        1,120,060

White Rock Capital
   Offshore, Ltd.                184,300         10,000        1,750,860

Caxton International
   Limited                       114,000          6,400        1,083,000

Legion Strategies Limited         81,200          4,500          771,400

White Rock Capital
   Management, L.P. (#10)         11,138            700          105,820

Collins Capital Diversified
   Fund, L.P.                     22,000          1,300          209,000
                                 -------         ------       ----------

     Total                       736,838         41,000       $7,000,000

                                     SCHEDULE II

                                FINANCIAL STATEMENTS



Attached.

                                      ANNEX "A"

                                      WARRANT

                                     ANNEX "B"

                           REGISTRATION RIGHTS AGREEMENT